Exhibit 10.1(b)




                             Futures Portfolio Fund
                              Limited Partnership

                             Subscription Agreement


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THE OFFERING OF THESE UNITS OF LIMITED PARTNERSHIP INTEREST ("UNITS") IN
FUTURES PORTFOLIO FUND, LIMITED PARTNERSHIP, A MARYLAND LIMITED PARTNERSHIP ("THE PARTNERSHIP"), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("THE ACT") OR CERTAIN STATE SECURITIES LAWS AND CANNOT BE RESOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THAT ACT AND SUCH LAWS, OR UNLESS AN EXEMPTION IS AVAILABLE. THE OFFERING IS DIRECTED TO THOSE INVESTORS CAPABLE OF EVALUATING THE RISKS AND MERITS OF AN INVESTMENT IN THE PARTNERSHIP (OR WHO HAVE BEEN ADVISED ACCORDINGLY BY AN INDEPENDENT PURCHASER REPRESENTATIVE) AND CAN BEAR THE ECONOMIC RISK OF THE PROPOSED INVESTMENT. NO ONE SHOULD INVEST IN THE UNITS WHO IS NOT PREPARED TO LOSE A SUBSTANTIAL PORTION OF THE INVESTMENT.

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If and when accepted by the General Partner, this Subscription Agreement
("Agreement") shall constitute a binding subscription for Units in Futures Portfolio Fund, Limited Partnership (the "Partnership"). Each part of this Agreement must be completed by the Subscriber and by execution thereof Subscriber acknowledges that the General Partner, the Partnership, and any participating broker-dealers are relying upon the accuracy and completeness hereof in complying with their respective obligations under applicable securities laws.



         THIS SUBSCRIPTION AGREEMENT MUST BE SUBMITTED IN ITS ENTIRETY


February 24, 2004                                                        B Units

                           SUBSCRIPTION INSTRUCTIONS
                           -------------------------


A.    Completion of Subscription Documents.

      |_|   Subscription Agreement.  Review carefully pages 2 to 8.

      |_|   Accredited Investor Certification / Account Type.  Complete page 9.

      |_|   Questionnaire(s):  Complete as applicable.
                 Individuals including IRA's.  Pages 10 & 11 .
                 Entities(1) (other than Retirement Plans). Page 12. (See footnote for required documents)
                 Qualified Retirement Plans  Pages 13 & 14.

      |_|   Registration Information.  Complete all information on page 15.

      |_|   Signature Page.  Complete and sign page 16.

      |_| Forms to be Completed by the Selling Agent and/or Purchaser Representative . Complete forms on page 17 as applicable.

      |_| Existing Limited Partners Only. If you are an existing Limited Partner adding to your investment and, if all information previously provided remains accurate, you only have to complete the single page form entitled "Additional Subscription Request" which can be requested from the General Partner at 800-726-3400. If the information in your original subscription documents has changed, please use this booklet and update the appropriate information. The minimum additional investment is $5,000.

B. Delivery of Subscription Documents. All documents should be sent to your broker or investment adviser, or, if directly to the Fund, to the attention of Steben & Company, Inc., 2099 Gaither Road, Suite 200, Rockville, MD 20850.

C. Questions. All questions should be directed to your broker or investment adviser, or to Steben & Company, Inc., at 2099 Gaither Road, Suite 200, Rockville, MD 20850, phone: 800-726-3400.

D. Payment. Payment for your Units is due at the same time as your Subscription Documents. Payment should be made by check payable to "Futures Portfolio Fund, L.P."

      INITIAL SUBSCRIPTIONS SHOULD BE AT LEAST $25,000. THE MINIMUM ADDITIONAL CONTRIBUTION IS $5,000.







      ____________________

      (1) For Trusts, Partnerships, Qualified Retirement Plans and Estate accounts, you may be asked for additional documentation as is deemed appropriate. For Corporations, please include evidence of authorization to purchase Units, in the form of resolutions or Articles of Incorporation and By-Laws.



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



                             SUBSCRIPTION AGREEMENT
                             ----------------------

Recognizing that Futures Portfolio Fund, Limited Partnership (the "Partnership") and Steben & Company, Inc. (the "General Partner") rely on the information set forth herein, and that all such information shall be continuing and shall survive the execution of this Subscription Agreement (the "Agreement"), each of the undersigned subscriber(s) (each a "Subscriber") makes the following statements which shall constitute declarations, representations and warranties of the Subscriber. Each Subscriber also agrees to notify the Partnership and the General Partner if any such statement becomes incomplete or inaccurate. Terms used in this Subscription Agreement but not defined herein shall have the meanings assigned to them in the Partnership's Confidential Offering Memorandum dated February 24, 2004, as may be amended or supplemented from time to time (the "Memorandum") which includes as an Attachment the Limited Partnership Agreement of the Partnership (the "LP Agreement").

SUBSCRIBER DECLARATIONS
-----------------------

1. Application. Subscriber hereby applies for Class B Units of limited partnership interest ("Units") in the Partnership to reflect the subscription amount set forth under "Registration Information" upon and subject to the terms of the Memorandum. Funds in the amount of the subscription accompany this Agreement or will be provided in a form acceptable to the General Partner.

2. Memorandum. Subscriber declares that it or its designated representative, has carefully read and understands the Memorandum and Subscriber agrees to abide by the terms set forth in the Memorandum and the LP Agreement, including without limitation, (i) the compensation arrangements, (ii) the brokerage agreements, (iii) all other terms of the offering, including all risk factors, tax factors, ERISA considerations, and redemption, transfer, and other rights, and (iv) all of the powers, duties and obligations of the General Partner and its conflicts of interest. Subscriber confirms that the Partnership has made available to Subscriber the opportunity to ask questions of, and receive answers from, the Partnership concerning the Partnership and the terms and conditions of this offering, and to obtain any additional information which the Partnership had in its possession or was able to acquire without unreasonable effort or expense that was necessary to verify the accuracy or completeness of the information in the Memorandum.

3. Legal Requirements. Subscriber declares that all legal requirements necessary or appropriate in connection with the purchase of Units have been complied with and that each person signing this Subscription Agreement has full legal authority, capacity and power to do so. If more than one person is signing this Subscription Agreement as Subscriber, each undertaking herein shall be a joint and several undertaking of all such persons, and the grant of power of attorney to the General Partner contained herein shall be a joint and several grant by all such persons. Actions of any one joint Subscriber pursuant to this Subscription Agreement shall bind all Subscribers.

4. Reliance on Information Provided. In deciding to invest in the Partnership, Subscriber and if applicable, Subscriber's Purchaser Representative, have relied solely upon the information in the Memorandum and the advice of its Purchaser Representative (if any) and have not relied on any other written statement or any oral representation or warranty by the Partnership or the General Partner. No such oral representations or warranties have been made by the Partnership or the General Partner. Subscriber and if applicable, Subscriber's Purchaser Representative, have been advised that no person is authorized to give any information pertaining to the Partnership or to make any statement not contained in the Memorandum, and that any information or statement not contained therein must not be relied upon as having been authorized by the Partnership.

5. Purchaser Representative (if applicable).(1) If Subscriber is relying upon a Purchaser Representative(s), Subscriber hereby acknowledges that Subscriber has had disclosed in writing by Subscriber's Purchaser

_____________________

(1) Your Account Executive or Broker is not a Purchaser's Representative. If applicable, a separate Purchaser Representative Questionnaire must by completed for each representative.

      Representative(s) and on behalf of the Partnership any material relationship between the Purchaser Representative(s) or its affiliates and the Partnership, the General Partner, or their affiliates, now existing or contemplated, or which has existed at any time during the two years preceding the date hereof, as well as any compensation received or to be received as a result of such relationship. If Subscriber is using a Purchaser Representative, a Purchaser Representative Questionnaire (a copy of which may be obtained from the General Partner upon request) shall be completed and returned to the General Partner with this Subscription Agreement.

6. Subscription Irrevocable. Subscriber understands that this subscription, once made, is irrevocable by Subscriber, and that the General Partner will advise Subscriber as soon as practicable whether this Subscription Agreement, together with all or a portion of the subscription, has been accepted or rejected. Any subscriptions may be rejected in whole or in part by the General Partner in its sole and absolute discretion. If this subscription is rejected, the Partnership shall as soon as practicable return any funds transferred by the Subscriber (without interest) along with this Subscription Agreement and any other documents delivered by the Subscriber. Subscription funds received and accepted by the Partnership will be deposited into the Partnership's bank account and will be transferred to the Partnership's trading accounts on or after a closing date each month.

7. Payments. Subscriber understands that checks sent to Subscriber's registered address set forth under "Registration Information" will constitute payment to Subscriber and relieve the Partnership of any further obligation to Subscriber with respect to the amounts so paid and the Units thereby redeemed, and Subscriber releases the Partnership from any further obligation with respect thereto. Subscriber understands that the Partnership may impose such procedures as it deems appropriate before it will accept any change to the registered address.

8. No Registration or Qualification. Subscriber understands that the offering and sale of Units are intended to be exempt from registration or qualification under the Securities Act of 1933, as amended (the "1933 Act") and any applicable state securities ("blue sky") laws and that the Partnership and the offering of the Units have not been approved, disapproved, or reviewed by any federal or state agency or commission or by any exchange or other self-regulatory organization. Subscriber has a substantive and pre-existing relationship with the General Partner or its principals, employees, agents or representatives, (including the Selling Agents).

9. Compliance with Laws. If an Entity, the Subscriber and each of its relevant principals and control persons has complied and will continue to comply in all material respects with all laws, rules and regulations having application to its business, properties, and assets (including, if appropriate, the Commodity Exchange Act, as amended ("CEA"), the Commodity Futures Trading Commission ("CFTC") Regulations, the National Futures Association ("NFA") Rules, United States and non-United States securities laws, and state securities laws), and there are no actions, suits, proceedings, or investigations pending or, to the knowledge of Subscriber, threatened against Subscriber or any of its principals or affiliates, at law or in equity or before any governmental department, commission, board, bureau, agency, or instrumentality, or any self-regulatory organization, or any securities or commodity exchange, in which an adverse decision could materially and adversely affect Subscriber's ability to conduct its business or to comply with, and perform its obligations under, this Subscription Agreement. In that regard, if necessary under the CEA or CFTC Regulations, Subscriber is registered as a commodity pool operator with the CFTC and is a member of the NFA, and such registration and membership, if required, have not expired or been revoked, suspended, terminated, or not renewed, or limited or qualified in any respect.

10. Limitations on Transfers. Subscriber understands and agrees that the Units may not be offered for sale, sold, pledged, hypothecated, transferred, assigned, or otherwise disposed of (each a "Transfer"), and will not attempt to Transfer its Units without the prior written consent of the General Partner, which consent may be granted or withheld in the sole and absolute discretion of the General Partner. Subscriber further represents and warrants that it does not have any intention or obligation to Transfer all or a portion of its Units. Subscriber understands that the Units may not be resold unless subsequently registered pursuant to the 1933 Act or unless an exemption from such registration is available, and that Subscriber does not have the right to require such registration. Subscriber further understands that Rule 144 under the 1933 Act will not be available to permit resales of Units and that there is and will be no public market for the Units. Subscriber has the ability and willingness to accept (i) the illiquid nature of an investment in the Partnership and
      (ii) the risk of loss of all or a substantial portion of its investment in the Partnership.


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

11. Suitability. Subscriber represents and warrants that (i) Subscriber meets the suitability requirements set forth in the Memorandum, (ii) the purchase of Units represents risk capital, (iii) Subscriber is able to afford an interest in a speculative venture having the risks and objectives of the Units and can for an indefinite period of time bear the economic risk of an investment in Units and can sustain a loss of its entire investment, (iv) Subscriber is not precluded by law, contract or otherwise from purchasing the Units, (v) the Units are being purchased by the Subscriber for investment purposes only and not for resale, distribution or fractionalization in whole or in part, and (vi) Subscriber, either alone or with its financial adviser(s) and/or Purchaser Representative is experienced in investments of this kind, and is capable of evaluating the merits and risks of this investment. Subscriber has the ability and willingness to accept the illiquid nature of an investment in the Partnership.

12. Representations. The information provided under Registration Information for the Units and the Accredited Investor Certification and each required Questionnaire is true and correct and such documentation is hereby incorporated into and made a part of this Subscription Agreement.

13. Past Performance. Subscriber understands and acknowledges that the tables in the Memorandum reflecting past performance should be read only in connection with the notes to such tables, and should not be interpreted to mean that the Partnership will have similar results or will realize any profits whatsoever.

14. Swap Counterparty Representation. Unless otherwise approved in writing by the General Partner, Subscriber represents and warrants that Subscriber has not entered and will not enter into a swap, structured note or other derivative instrument with a third party, the return from which is based in whole or in part on the return of the Partnership.

15. Insurance Representation. Unless otherwise approved in writing by the General Partner, Subscriber represents and warrants that Subscriber has not entered and will not enter into a variable annuity or insurance policy with a third party, the value of which is based in whole or in part on the return of the Partnership.

16. Disclosure Information. Subscriber understands that the Partnership may require other documentation in addition to this Subscription Agreement prior to deciding whether to accept this subscription, and Subscriber agrees to provide it, if reasonably requested. Subscriber understands that the Partnership may provide the General Partner with information with respect to the Partnership. Such information may be disclosed by the Partnership and the General Partner to such persons and authorities for the purpose of satisfying their inspection, fiduciary, reporting, filing or other obligations to the Partnership or by the Partnership and the General Partner, if requested to disclose such information by regulatory officials having jurisdiction, or required by judicial process or government action. Without limiting the generality of the foregoing, Subscriber acknowledges and agrees that the Partnership or the General Partner may voluntarily release confidential information about Subscriber and, if applicable, any person on behalf of whom or for which Subscriber is investing (including, without limitation, any person for whom or for which Subscriber is (i) acting as trustee, agent, representative or disclosed nominee, or (ii) an entity investing on behalf of underlying investors (including a fund-of-funds) (the persons, entities and underlying investors referred to in (i) and (ii) being referred to collectively as the "Beneficial Owners"), to regulatory or law enforcement authorities under anti-money laundering laws, rules or regulations applicable to any one or all of them if any of the foregoing determines to do so in their sole discretion.

17.   Taxpayer Certification.

      (a) U.S. Citizens and Residents. Subscriber, if a U.S. citizen or resident, certifies under penalties of perjury, that: (i) the number shown on the applicable Informational Questionnaire accompanying this Subscription Agreement is Subscriber's correct Social Security or taxpayer identification number (or Subscriber is waiting for a number to be issued); and (ii) Subscriber is not subject to backup withholding because (x) Subscriber is exempt from backup withholding, (y) Subscriber has not been notified by the Internal Revenue Service ("IRS") that Subscriber is subject to backup withholding as a result of a failure to report all interest or dividends, or (z) the IRS has notified Subscriber that Subscriber is no longer subject to backup withholding. Subscriber agrees to strike out the language in (ii) above if Subscriber is unable to make this certification.


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

      (b) Non-U.S. Citizens and Residents. If Subscriber has indicated on the Registration Information section of this Subscription Agreement that Subscriber is not a U.S. citizen or resident, Subscriber certifies under penalties of perjury that Subscriber is not a U.S. citizen or resident.

      (c) Withholding Obligations. Subscribers who are (i) not U.S. citizens or residents, and (ii) Subscribers who are U.S. citizens or residents and who fail to provide their correct Social Security or taxpayer identification numbers, could be subject to United States withholding tax on a portion of their distributive shares of the Partnership's income.

18. Acceptance of the Limited Partnership Agreement. Subscriber agrees that Subscriber shall become a Limited Partner as of the date of entry of Subscriber's name as a Limited Partner on the books and records of the Partnership and shall be bound by each and every term of the LP Agreement.

19. Power of Attorney. In connection with the Units of the Partnership to be acquired pursuant to this Subscription Agreement, Subscriber hereby irrevocably constitutes and appoints the General Partner the true and lawful attorney-in-fact of Subscriber in Subscriber's name, place and stead to make, execute, acknowledge, deliver and file any of the following documents: (i) the LP Agreement and all documents permitted to be executed thereunder; and (ii) to the extent consistent with the provisions of the LP Agreement (a) all amendments and/or restatements of the LP Agreement adopted in accordance with the provisions thereof, (b) all documents that may be required to effect the dissolution and termination of the Partnership pursuant to the LP Agreement and the cancellation of the Certificate of Limited Partnership, and (c) otherwise to take any such further action as may be necessary in connection with any aspect of the operations of the Partnership by giving the General Partner full power and authority to do and perform each and every act and thing whatever requisite and necessary to be done in and about the foregoing as fully as the undersigned might or could do if personally present, and by hereby ratifying and confirming all that the General Partner shall lawfully do or cause to be done by virtue thereof. This foregoing power of attorney is coupled with an interest, is irrevocable and shall survive and be unaffected by any subsequent disability, or incapacity of Subscriber (or if Subscriber is a corporation, partnership, trust, association, limited liability company or other legal entity, by the dissolution or termination thereof).

20. Liability. Subscriber agrees that neither the Partnership, the General Partner nor any participating broker-dealers in this offering, nor its or their respective affiliates, officers, directors, limited partners or employees (collectively, the "Partnership Parties"), shall incur any liability (i) in respect of any action taken upon any information provided to the Partnership by Subscriber or for relying on any notice, consent, request, instructions or other instrument believed, in good faith, to be genuine or to be signed by properly authorized persons on behalf of Subscriber, including any document transmitted by facsimile, or
      (ii) for adhering to applicable anti-money laundering obligations whether now or hereinafter in effect.

21. Indemnification. Subscriber agrees that it will indemnify and hold harmless the Partnership Parties from and against any and all direct and consequential loss, damage, liability, cost or expense (including reasonable attorneys' and accountants' fees and disbursements, whether incurred in an action between the parties hereto or otherwise) (collectively, "Losses") which the Partnership Parties, or any one of them, may incur by reason of or in connection with this Subscription Agreement, including any misrepresentation made by Subscriber or any of Subscribers' agents, any breach of any declaration, representation or warranty of Subscriber, the failure by Subscriber to fulfill any covenants or agreements under this Subscription Agreement, its or their reliance on facsimile or other instructions, or the assertion of the Subscriber's lack of proper authorization from the Beneficial Owner(s) to execute and perform the obligations under this Subscription Agreement. Subscriber also agrees that it will indemnify and hold harmless the Partnership Parties from and against any and all direct and consequential Losses which the Partnership Parties, or any one of them, may incur by reason of, or in connection, with the failure by Subscriber to comply with any applicable law, rule or regulation having application to the Partnership Parties.

22.   Miscellaneous.

      (a) Entire Agreement. This Agreement and the LP Agreement represent the entire agreement of the parties with respect to the subject matter hereof and may not be changed or terminated, except in a writing signed by Subscriber and the General Partner, or in the case of the LP Agreement, in accordance with procedures for amendments as set forth therein.

      (b) No Waiver. No waiver by any party of any breach of any term of this Agreement shall be construed as a waiver of any subsequent breach of that term or any other term of the same or of a different nature.


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

      (c) Binding Agreement. Subscriber understands that this Agreement, upon acceptance by the Partnership, shall constitute a binding agreement between the Partnership and the Subscriber. This Agreement and the rights, powers, and duties set forth herein shall bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors, and assigns of the parties hereto.

      (d) Representations and Warranties Continuing. The understandings, declarations, covenants, representations, warranties and indemnification obligations of the Subscriber contained in this Subscription Agreement are continuous and will survive the execution hereof and the purchase of the Units. If at any time any event shall occur which could make any of the foregoing incomplete or inaccurate, Subscriber shall immediately notify the Partnership of the occurrence of such event.

      (e) Choice of Law. This Subscription Agreement shall be deemed to have been made under, and shall be governed by, and construed in accordance with, the internal laws of the State of New York (excluding the law thereof which requires the application of or reference to the law of any other jurisdiction).

      (f) Legal Capacity. Each person signing this Subscription Agreement has the legal authority, capacity and power to do so. If more than one person is signing this Subscription Agreement as Subscriber, each undertaking herein shall be a joint and several undertaking of all such persons, and the foregoing grant of power of attorney to the General Partner shall be a joint and several grant by all such persons. Actions of any one joint Subscriber pursuant to this Subscription Agreement shall bind all Subscribers. A subscription in joint names creates a joint tenancy with right of survivorship.

      (g) Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of the agreement represented by this Subscription Agreement or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Subscription Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which they may be entitled.

      (h) Instructions. Subscriber hereby confirms that the General Partner is authorized and instructed to accept and execute any instructions in respect of the Units to which this Subscription Agreement relates given by Subscriber by facsimile. If instructions are given by Subscriber by facsimile, Subscriber undertakes to forward the original immediately by post to the General Partner. Subscriber hereby indemnifies the Partnership Parties and agrees to keep each of them indemnified, against any loss of any nature whatsoever arising to each of them as a result of any of them acting on facsimile instructions. The Partnership Parties may rely conclusively upon and shall incur no liability in respect of any action taken upon any notice, consent, request, instructions, or other instrument believed, in good faith, to be genuine or to be signed by properly authorized persons.

      (i) Severability. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such applicable law. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provisions hereof, and to this extent the provisions hereof, shall be severable.

      (j) For Georgia Residents Only. THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE "GEORGIA SECURITIES ACT OF 1973" AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

      (k) Additional Documentation. The Regulations of the Commodity Futures Trading Commission require that Subscriber be given a copy of the Memorandum, as well as certain additional documentation if available. Such additional documentation includes: (1) a supplement to the Memorandum, which must be given to Subscriber if the Memorandum is dated more than nine months prior to the date that Subscriber purchases Units; (2) the most current account statement for the Partnership, which must be distributed within 30 calendar days after the end of each month; and (3) the most current annual report for the Fund, which must be distributed within 90 calendar days after the end of the Partnership's fiscal year (December 31). Subscriber hereby acknowledges receipt of the Memorandum and the additional documentation referred to above, if any, prior to any direct or indirect solicitation of Subscriber's investment.

      (l) Arbitration. By executing this Subscription Agreement, Subscriber waives its right to seek remedies in court, including any right to a jury trial. To the fullest extent permitted by law, Subscriber agrees that in the event of any dispute between the parties arising out of, relating to or in connection with this Agreement or the Fund, such dispute shall be resolved exclusively by arbitration to be conducted only in the county, city and state of New York in accordance with the rules of JAMS/Endispute ("JAMS") applying the laws of the State of New York. Disputes shall not be resolved in any other forum or venue. The parties agree that such arbitration shall be conducted by a retired judge who is experienced in resolving disputes regarding the securities business, that discovery shall not be permitted except as required by the rules of JAMS, that the arbitration award shall not include factual findings or conclusions of law, and that no punitive damages shall be awarded. The parties understand that any party's right to appeal or to seek modification of any ruling or award of the arbitrator is severely limited. Any award rendered by the arbitrator shall be final and binding, and judgment may be entered on it in any court of competent jurisdiction in the city of New York and State of New York or as otherwise provided by law.

23. ERISA Accounts. The following provision is applicable to any Subscriber acting on behalf of an "employee benefit plan" as defined in and subject to ERISA, or a "plan" as defined in Section 4975 of the Code (a "Plan"), which would include, among other types of arrangements, IRAs, Keogh plans, corporate pension and profit sharing plans, "simplified employee pension plans" and medical benefit plans. Plan fiduciaries or trustees must carefully confirm that an investment in the Fund is authorized under the operative documents of the Plan. Many Plans may not in fact be authorized to invest in a highly leverage, illiquid and speculative investment such as the Fund. If the undersigned is acting on behalf of a Plan, the individual signing this Subscription Agreement on behalf of the subscriber hereby further represents and warrants, as the agent or the fiduciary of the Plan responsible for purchasing Units (the "Investment Fiduciary"), that: (a) the Investment Fiduciary has considered an investment in the Fund in light of the risks relating thereto; (b) the Investment Fiduciary has determined that, in view of such considerations, an investment in the Fund is consistent with the Investment Fiduciary's responsibilities under ERISA or other applicable law; (c) the Plan's investment in the Fund does not violate and is not otherwise inconsistent with the terms of any legal document constituting the Plan or any trust agreement thereunder; (d) the Plan's investment in the Fund has been duly authorized and approved by all necessary parties; (e) none of the General Partner, the Trading Advisors utilized by the Fund, Carr Futures, Inc., ABN AMRO, Inc., ABN AMRO Bank, N.V., SunTrust Bank, CIS Financial Services, Inc., any selling agent retained to sell units, any of their respective affiliates or any of their respective agents or employees; (i) has investment discretion with respect to the investment of assets of the Plan used to purchase the units; (ii) has authority or responsibility to or regularly gives investment advice with respect to the assets of the Plan used to purchase the units for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decision with respect to the Plan and that such advice will be based on the particular investment needs of the Plan; or (iii) is an employer maintaining or contributing to the Plan, unless, after taking into consideration such relationship, the Investment Fiduciary has determined and hereby represents and warrants that the Plan's investments in the Fund will not give rise to a non-exempt prohibited transaction under ERISA and the Code; (f) the Investment Fiduciary (i) is authorized to make, and is responsible for, the decision to invest in the Fund, including the determination that such investment is consistent with the requirements imposed by Section 404 of ERISA (or other applicable law) that plan investments be diversified so as to minimize the risks of large losses; (ii) is independent of the General Partner, the Trading Advisors utilized by the Fund, Carr Futures, Inc., ABN AMRO, Inc., ABN AMRO Bank, N.V., SunTrust Bank, CIS Financial Services, Inc., each selling agent retained to sell units and each of their respective affiliates; and (iii) is qualified to make such investment decision; and (g) taking into account the following factors, and all other factors relating to the Fund, the undersigned has concluded that investment in the Fund constitutes an appropriate part of the Plan's overall investment program:
      (i) there is a significant risk of the loss of substantial or the majority of the Plan's investment; (ii) an investment in the Fund will be illiquid, except for certain redemption rights; (iii) the Fund will permit the aggregate investments by benefit plan investors to exceed twenty-five percent (25%) of any class of equity interest of the Plan, in which case the assets of the Fund will be for purposes of ERISA and
      Section 4975 of the Code deemed assets of the Plans on whose behalf investments in the Fund are made; and (iv) funds invested in the Fund will not be readily available for the payment of employee benefits under the Plan. The undersigned further represents and warrants that (a) the trustee of the Plan will hold the Plan's units in trust, unless not required by ERISA; (b) the Investment Fiduciary consents to the payment of fees to the General Partner, the Traders, Carr Futures, Inc., ABN AMRO, Inc., SunTrust Bank, and their agents and has determined that the arrangement for services by, and the fees to be paid to, the General Partner, the Traders, Carr Futures, Inc., ABN AMRO, Inc., SunTrust Bank, and their agents are reasonable and the services to be performed by such persons are appropriate and helpful to the Plan, all within the meaning of Section 408(b)(2) of ERISA and Section 4975(d)(2) of the Code; (c) that, to the extent the Plan is subject to ERISA and for so long as the unitholder maintains an interest in the Fund, it will maintain a qualifying ERISA fiduciary bond that covers the General Partner and Trading Advisors as a named insured in respect of the Plan's assets that are invested in the Fund, and (d) the undersigned consents on behalf of the Plan to and authorizes the operation of the Fund as described in the Fund's Memorandum. The undersigned will notify the General Partner, in writing, of (a) any termination, substantial contraction, merger or consolidation of the Plan, or transfer of its assets to any other plan; (b) any amendment to the Plan or any related instrument which materially affects the investments of the Plan or the authority of any fiduciary to authorize Plan investments; and (c) any alteration in the identity of any fiduciary, including the undersigned, who has the authority to approve and monitor Plan investments. The undersigned will, at the request of the General Partner, furnish the General Partner with such information as the General Partner may reasonably require to establish that the purchase of the units by the Plan and the transactions to be entered into by the Fund, and the holding of any investment by the Fund, do not violate any provision of ERISA or the Code, including, without limitation, those provisions relating to "prohibited transactions" by "parties in interest" or "disqualified persons" as defined therein.

24. Party in Interest/Disqualified Person Status. If the subscriber is a Plan that is subject to ERISA or the prohibited transaction provisions of the Code, the undersigned has determined, after investigating the Plan's specific facts and circumstances and hereby represents and warrants, that Carr Futures, Inc. and ABN AMRO, Inc. are not (a) an ERISA fiduciaries with respect to the Plan or (b) a "parties in interest" (as such term is defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(e)(2) of the Code) with respect to the Plan for a reason other than being a service provider to the Plan (or being an affiliate of a Plan service provider). If the subscriber is a Plan that is subject to ERISA or the prohibited transaction provisions of the Code, the undersigned has determined, after investigating the Plan's specific facts and circumstances, and hereby represents and warrants, that CIS Financial Services, Inc. and ABN AMRO Bank, N.V. are not "parties in interest" (as such term is defined in Section 3(14) of ERISA) or "disqualified persons" (as defined in Section 4975(e)(2) of the Code) with respect to the Plan. The undersigned agrees and covenants that CIS Financial Services, Inc. and ABN AMRO Bank, N.V. will not, while the Plan holds units, become a party in interest (as such term is defined in Section 3(14) of ERISA) or disqualified person (as such term is defined in Section 4975(e)(2) of the Code) with respect to the Plan. The undersigned agrees and covenants that Carr Futures, Inc. and ABN AMRO, Inc. will not, while the Plan holds units, become a fiduciary to the Plan or a party in interest (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in
      Section 4975(e)(2) of the Code) with respect to the Plan (other than by reason of being a service provider to the Plan or being an affiliate of a Plan service provider).

      For these purposes a party in interest generally includes any person possessing one of the following relationships with a Plan:


      o a fiduciary to the Plan (or an affiliate of a Plan fiduciary) (such as an advisor to the Plan);

      o a Plan service provider (e.g. custodian, broker or trustee) (or one of its affiliates);

      o an employer whose employees are covered by the Plan (or one of its affiliates);

      o an employee organization any of whose members are covered by the Plan; or

      o     relatives or affiliates of a Plan fiduciary or IRA owner.

      The undersigned agrees to notify the General Partner immediately upon becoming aware of any of the foregoing provisions of this provision being untrue.

25. Consent to Jurisdiction. The parties hereto agree that any action or proceeding arising directly, indirectly, or otherwise in connection with, out of, related to, or from this Agreement, any breach hereof, or any transaction covered hereby, shall be resolved, whether by arbitration or otherwise, within the County, City, and State of New York. Accordingly, the parties consent and submit to the jurisdiction of the federal and state courts and any applicable arbitral body located within the County, City, and State of New York. The parties further agree that any such action or proceeding brought by either party to enforce any right, assert any claim, or obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in the federal or state courts, or if appropriate before any applicable arbitral body, located within the County, City, and State of New York.

________________________________________________________________________________
                   PLEASE INDICATE TYPE OF ACCOUNT OWNERSHIP
                   -----------------------------------------

        |_| Individual                    |_| Revocable Trust
        |_| Joint                         |_| Irrevocable Trust
        |_| IRA                           |_| Estate
        |_| Corporation                   |_| Pension Plan
        |_| Partnership                   |_| Other _________________
________________________________________________________________________________

                       ACCREDITED INVESTOR CERTIFICATION
                       ---------------------------------

Subscriber hereby represents and warrants that Subscriber is an Accredited Investor as defined under Regulation D ("Regulation D") of the Securities Act of 1933 (the "1933 Act"), as amended because Subscriber is [check applicable sections]:

   (a) |_| An individual Subscriber or an Individual Retirement Account ("IRA"), or a Keogh Plan covering only self-employed individuals, or a self-directed account of a one-member retirement plan, the beneficial owner of which has net worth, or joint net worth, with that person's spouse at the time of his purchase in excess of $1,000,000.

   (b) |_| An individual Subscriber or an IRA or a Keogh Plan covering only self-employed individuals, or a self-directed account of a one-member retirement plan, the beneficial owner of which had an income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects an income in excess of the same income level in the current year.

   (c) |_| A corporation, Massachusetts or similar business trust, a partnership, a limited liability company or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of making this investment, with total assets in excess of $5,000,000.

   (d) |_| An entity in which all of the beneficial owners are Accredited Investors under Rule 501 of Regulation D.

   (e) |_| A trust with total assets in excess of $5,000,000, not formed for the specific purpose of making this investment, the investments of which are directed by a person with knowledge and financial expertise in financial and business matters, as described in Rule 506(b)(2)(ii) of Regulation D.

   (f) |_| A bank, savings and loan association, broker dealer, insurance company, investment company, business development company, licensed small business investment company or private business development company (as such terms are defined under applicable Sections of the 1933 Act, Securities and Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended or the Small Business Investment Act of 1958).

   (g) |_| An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") if the investment decision is made by a Plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser.

   (h) |_| An employee benefit plan within the meaning of ERISA or a plan established and maintained by a state or its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, in each case with total assets over $5,000,000.

   (i) |_| An employee benefit plan which is completely self-directed and whose investment decisions are made by a person who is an Accredited Investor. If so, please explain below.

         _______________________________________________________________________

   (j)   |_| Other (please explain).

         _______________________________________________________________________

                     QUESTIONNAIRE FOR INDIVIDUAL SUBSCRIBERS AND IRA's OF ALL TYPES

1.   Name of Subscriber: _______________________________    2.  Date of Birth: ____________________
3.   For IRA's:  Name of Custodian: _____________________________      Custodian Tax ID#  _________
4.   Social Security Number:____________________________    5.  Marital Status: ___________________
6.   Place of Birth: ____________________________________   7.  Citizenship:  _____________________
8.   Passport or Driver License #:  _____________________   9.  Occupation:_______________
10.  Employer name and address:  __________________________________________________________________
     ______________________________________________________________________________________________
11.  Nature of Business:  _________________________________________________________________________
12.  Position / Title:  ________________________________   13. Length of Time in Position: ________

     ==============================================================================================
      Are the Units being purchased as joint tenants?    If "Yes," are the husband and wife?
         |_| YES                    |_| NO                     |_| YES         |_| NO

                          Please indicate type of joint account registration:

        |_| Joint Tenants with Right of Survivorship  |_| Tenants in Common  |_| Other __________
     ==============================================================================================


1.   Name of Joint Investor: ___________________________    2.  Date of Birth: ____________________
3.   Social Security Number:____________________________    4.  Marital Status: ___________________
5.   Place of Birth: ____________________________________   6.  Citizenship:  _____________________
7.   Passport or Driver License #:  _____________________   8.  Occupation:_______________
9.   Employer name and address:  __________________________________________________________________
     ______________________________________________________________________________________________
10.  Nature of Business:  _________________________________________________________________________
11.  Position / Title:  ________________________________    12. Length of Time in Position: _______

____________________________________________________________________________________________________

13.   Purchaser Representative(s) (if applicable, this is not your broker): _______________________

14.   Check below the types of investments made by Subscriber(s) during the past 5 years for
      Subscriber(s)' own account, or for the account of a spouse, or for any relative who has the same principal residence, or any trust, estate, corporation or organization in which
      Subscriber(s), a spouse or such relative own a majority of the beneficial or equity interests.

|_|  U.S. government and federal agency             |_|  Interests in real estate (e.g., land, buildings,
     securities.                                         cooperative apartments or condominium
                                                         units).
|_|  State and local government securities
     (municipal securities).                        |_|  Interests in REITs or other real estate
                                                         investment entities.
|_|  U.S. stocks.
                                                    |_|  Commodities, commodity futures contracts
|_|  Options on U.S. stocks.                             and/or commodity options (collectively,
                                                         "Commodities") and public or private
|_|  Non-U.S. stocks                                     investment funds investing in Commodities.

|_|  Corporate bonds, debentures and notes.
                                                    |_|  Other investments
|_|  Interests in mutual funds, or unit investment       ___________________________________________
     trusts.                                             ___________________________________________

|_| Interests in private limited partnerships, LLCs or other investment funds.

15.   Are you:


      (a) An individual whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 as of the date hereof (net worth includes home and personal property)?

                          |_| YES           |_| NO

      (b) An individual whose individual income exceeds $200,000 (or whose joint income with spouse exceeds $300,000) in each of the last two years and who reasonably expects to reach the same income level in the current year?

                          |_| YES           |_| NO

16.   List any college or graduate degrees:

      Investor: ________________________________________________________________

      Spouse: __________________________________________________________________

17. Describe any previous employment or experience in financial and business matters generally or the futures markets specifically:

      __________________________________________________________________________

18.   Do you and your spouse (if applicable) make your own investment decisions?

                          |_| YES           |_| NO

      If "No," who does: _______________________________

19. Are you or your spouse (if applicable) subject to any civil, criminal, or other constraint or are you aware of any impediment or other reasons which may preclude or limit your participation in any Partnership investment?

                          |_| YES           |_| NO

      If "Yes," please explain ________________________________________________

20. Provide additional information which would be helpful in evaluating each Subscriber's knowledge and experience in financial and business matters.

      __________________________________________________________________________

21. Please describe the source or sources of the funds used to make this investment:

      __________________________________________________________________________

22. Do you, and your spouse (if applicable), intend to purchase the Units solely for your own account?

                          |_| YES           |_| NO

      If not, please indicate who else would have a direct or indirect interest in the Units and describe such interest:

      __________________________________________________________________________

                             PLEASE TURN TO PAGE 15

       QUESTIONNAIRE FOR ENTITY SUBSCRIBERS (OTHER THAN RETIREMENT PLANS)

1.    Name of Subscriber: ______________________________________________________

2.    Taxpayer EIN Number: _______________________________

3. Type of Entity: |_| Corporation |_| Trust |_| Limited Partnership |_| LLC |_| Other

4.    Subscriber's Primary Business: ___________________________________________

5. Name of Primary Contact/Investor: _____________________ Passport or Driver's License#: _______________

6. Name of Secondary/Investor Contact: ___________________ Passport or Driver's License#: _______________

7.    Date and Jurisdiction of Incorporation/Formation: ________________________

8.    Is Subscriber's principal place of business located in the country of its
      formation?      |_| YES   |_| NO

      If "No," state where Subscriber's principal place of business is located:

9. Do the investments of "employee benefit plan investors" constitute 25% or more of Subscriber's net assets?

                    |_| YES        |_| NO

10. Is Subscriber subject to any regulatory or other constraints not otherwise described herein, or is the individual executing this Questionnaire on behalf of Subscriber aware of any other impediment which may preclude or limit Subscriber's participation in any potential Partnership investment?

                    |_| YES        |_| NO

      If "Yes," give details. __________________________________________________

11. Was the Subscriber organized for the specific purpose of acquiring Units in the Partnership?

                    |_| YES        |_| NO

12. Do Subscriber's organizational documents permit Subscriber to make this investment?

                    |_| YES        |_| NO

13. Who are the individuals authorized under the Subscriber's organizational documents to make or redeem investments on behalf of the Subscriber?

_________________________________        _______________________________________

How many signatures are required to make investments and to redeem investments?
_______

14. Provide additional information which would be helpful in evaluating Subscriber's knowledge and experience in financial and business matters:

15. Please describe the source or sources of the funds used to make this investment:


                             PLEASE TURN TO PAGE 15

             QUESTIONNAIRE FOR RETIREMENT PLANS (OTHER THAN IRAS):

    EMPLOYEE BENEFIT PLANS, KEOGH PLANS AND ERISA COVERED PLANS AND ENTITIES WHOSE UNDERLYING ASSETS ARE PLAN ASSETS (COLLECTIVELY, "EMPLOYEE BENEFIT
                               PLAN INVESTORS")


1.    Name of Subscriber: ______________________________________________________

2.    Plan or Custodian Tax ID Number: _________________________________________

3. Who are the individuals authorized under the Plan's organizational documents to make or redeem investments on behalf of the Subscriber?

      ___________________________  Passport or Driver's License#: ______________

      ___________________________  Passport or Driver's License#: ______________

      ___________________________  Passport or Driver's License#: ______________

      How many signatures are required to make investments and to redeem investments? _______

4.    Does the Subscriber have assets equal to or in excess of $5,000,000?

                    |_| YES        |_| NO


5.    (a)   Is Subscriber an "employee benefit plan" (an "ERISA Plan") within the meaning of Title I of the Employee Retirement Income Security
            Act of 1974 as amended ( "ERISA") with a fiduciary as defined in
            Section 3(21) of ERISA which is a bank, insurance company or registered investment adviser (other than an affiliate of the General Partner or the Partnership), which fiduciary has discretion to decide whether to purchase Units?

                    |_| YES        |_| NO

            If "Yes," please give details: _____________________________________

      (b)   Is Subscriber an employee benefit plan other than an ERISA Plan?

                    |_| YES        |_| NO

            If "Yes," please give details concerning the nature of the plan, including whether the individual participant is an "Accredited Investor" and the identity of the person or persons making investment decisions on behalf of such plan.
            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

      (c) Is Subscriber an employee benefit plan (other than an IRA or other one member plan) that permits participants to direct the investment of contributions made to the plan on their behalf?

                    |_| YES        |_| NO

6. Is Subscriber an insurance company separate account the underlying assets of which constitute plan assets?

                    |_| YES        |_| NO

7. Is the Subscriber the general account of an insurance company the assets of which constitute plan assets pursuant to the decision in John Hancock Mutual Life Insurance Company v. Harris Trust and Savings Bank, 510 U.S. 86 (1993)?

                    |_| YES        |_| NO

8. Provide any additional information which would be helpful to the Partnership in evaluating whether Subscriber has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of an investment in the Partnership.
      _________________________________________________________________________
      _________________________________________________________________________

9. The Investment Fiduciary of Subscriber hereby represents and warrants the following on behalf of Subscriber:

      (a) Though a representative of the Partnership may have provided Subscriber's Investment Fiduciary with a copy of the Memorandum, the Investment Fiduciary, who is independent of the General Partner and its affiliates, has studied the Memorandum and has made an independent decision to purchase the Units solely on the basis of such Memorandum and without reliance on any other information or statements as to the appropriateness of this investment for Subscriber.

      (b) All the obligations and requirements of ERISA (or other applicable law), including prudence and diversification, with respect to the investment of "plan assets" have been considered.

      (c) Neither the General Partner, nor any of its affiliates: (i) has exercised any investment discretion or control with respect to Subscriber's purchase of any Units; (ii) have authority, responsibility to give, or have given individualized investment advice with respect to Subscriber's purchase of any Units; or (iii) are employers maintaining or contributing to such Plan.

      (d) This investment conforms in all respects to the governing documents of Subscriber and the Subscriber is authorized to invest in commodity pools and managed futures and foreign currency funds, such as the Partnership.

      (e) The person executing this Subscription Agreement on behalf of Subscriber is a "fiduciary" of such Plan and trust and/or custodial account (within the meaning of Section 3(21)(A) and/or Section 4975(e)(3) of the Internal Revenue Code of 1986 as amended) and is authorized to execute the Subscription Agreement; the execution and delivery of the Subscription Agreement with respect to Subscriber and trust and/or custodial account have been duly authorized in accordance with the provisions of Subscriber's governing documents; this investment conforms in all respects to laws applicable to Subscriber and conforms to, and is permitted by, Subscriber's governing documents; and, in making this investment, Subscriber is aware of, and has taken into consideration, among other things, risk return factors and the anticipated effect of this investment on the diversification, liquidity and cash flow needs of Subscriber and the projected effect of the investment in meeting Subscriber's funding objectives and has concluded that this investment is a prudent one.

      (f) Subscriber's governing documents do not prohibit the Partnership from investing in specific securities, financial instruments or issues, including, but not limited to, securities and financial instruments which would be deemed to be "employer securities" with respect to Subscriber as defined in Section 407 of ERISA.

      (g) Subscriber's proxy voting guidelines do not apply to securities held by the Partnership. Subscriber fully understands the tax and ERISA considerations (or considerations under other applicable law) and risks of an investment in the Units.

      (h) All of the representations, warrants, covenants and agreements contained in the Subscription Agreement are true and correct.

10. Please describe the source or sources of the funds used to make this investment. ______________________________________________________________

      __________________________________________________________________________

                          PLEASE TURN TO THE NEXT PAGE

                  REGISTRATION INFORMATION - ALL SUBSCRIBERS

================================================================================

SUBSCRIBER DETAILS

________________________________________________________________________________
Subscriber Name(s)                                Offering Memorandum Number

________________________________________________________________________________
Address (not P.O. Box)                    City          State            Zip

________________________________________________________________________________
Mailing Address (if different)            City          State            Zip

________________________________________________________________________________
Telephone and Facsimile Numbers                         e-mail

________________________________________________________________________________
Additional contact information, if any

________________________________________________________________________________
Name(s) and title(s) of controlling entities of the Subscriber

================================================================================



================================================================================

FOR IRA, IRA-SEP, OR KEOGH INVESTORS

________________________________________________________________________________
Custodian Name                                     Custodian Account Number

________________________________________________________________________________
Custodian Mailing Address

________________________________________________________________________________

________________________________________________________________________________
Custodian Phone Number

================================================================================


Are you an existing Limited Partner in the Fund?                |_| YES   |_| NO
(if YES, please see Note A, Page 1)

Are you an Employee Benefit Plan Investor?                      |_| YES   |_| NO

Are you a U.S. Citizen or Resident?                             |_| YES   |_| NO

Are you subscribing for Units as a trustee, agent,
representative nominee on behalf of a beneficial owner,
whether a person or entity?                                     |_| YES   |_| NO

Subscriber's State of Residence:  ____________

                                 SIGNATURE PAGE
-------------------------------------------------------------------------------

           ACKNOWLEDGEMENT OF RECEIPT OF CURRENT DISCLOSURE DOCUMENT

I(we) have received a copy of the Confidential Offering Memorandum of the Futures Portfolio Fund, Limited Partnership dated February 24, 2004, describing the investment allocation program pursuant to which my(our) account will be directed, including the Risk Disclosure Statement.

                              |_| YES      |_| NO

-------------------------------------------------------------------------------

                            SUBSCRIBER SIGNATURE(S)

__________________________________         _____________________________________
(Name of Subscriber, Trustee,              (Name of Joint Subscriber or Trustee,
Authorized Signatory)                      if applicable)


__________________________________         _____________________________________
(Signature of Subscriber, Trustee,         (Signature of Joint Subscriber or
or Authorized Signatory)                   Trustee, if applicable)


__________________________________         _____________________________________
(Title of Signatory, if applicable)        (Title of Joint Subscriber or
                                           Trustee, if applicable)

Dated:____________________________         Dated: ______________________________




__________________________________         _____________________________________
(Name of Custodian or Trustee(s))          (Name of Additional Custodian or
                                           Trustee(s))


__________________________________         _____________________________________
(Signature of Custodian or Trustee(s))     (Signature of Additional Custodian or
                                           Trustee(s))


Dated:____________________________         Dated: ______________________________


-------------------------------------------------------------------------------

                             PAYMENT INSTRUCTIONS
                             --------------------


            Amount of Subscription $_______________________________

Checks must be made payable to: "Futures Portfolio Fund L.P." Checks and an executed original of this Subscription Agreement should be sent to your Account Executive or Investment Adviser.

                          If sent directly, then to:
                          --------------------------

                          Futures Portfolio Fund L.P.
                          c/o Steben & Company, Inc.
                         2099 Gaither Road, Suite 200
                              Rockville, MD 20850
                                 800-726-3400

-------------------------------------------------------------------------------

                            PURCHASER REPRESENTATIVE

If you are relying upon an adviser ("a Purchaser Representative") such as a lawyer, accountant or an investment adviser, (other than your Account Executive or Broker) to advise you in deciding whether to invest in the Partnership, furnish the Purchaser's Representative's name and information below. It may be necessary for the Purchaser's Representative to complete a Questionnaire in connection with this offering.

Name: ______________________________   Profession:  ____________________________

Address: _______________________________________________________________________

Telephone: ________________________

-------------------------------------------------------------------------------

           TO BE COMPLETED BY YOUR BROKER/DEALER (ACCOUNT EXECUTIVE)

Broker Name: ____________________________  Broker Dealer: ______________________

Address: _______________________________________________________________________

Telephone: _____________________   Registered Representative # __________

Email address: _________________

I hereby represent that to the best of my knowledge, an investment in Units is a suitable investment for the Subscriber and I have performed due diligence to make the foregoing representation. In addition, I have taken reasonable steps to verify the Subscriber's identity in accordance with the NASD's Customer Identification Program and the Patriot Act.

Signature: ________________________________

Office Manager Signature (if required): ____________________________________